UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 22, 2006

Ciphergen Biosystems, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-31617	33-059-5156
(State or other jurisdiction of incorporation or organization)	[Commission File Number]	(I.R.S. Employer Identification Number)

6611 Dumbarton Circle
Fremont, CA 94555

(Address of principal executive offices)

(510) 505-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)           On May 22, 2006, Ciphergen Biosystems, Inc. (the “Company”) received the resignation, effective as of June 2, 2006, of Daniel M. Caserza, the Company’s interim Chief Financial Officer. The Company is in the process of concluding a retained search for a new Chief Financial Officer and has engaged Financial Leadership Group, LLC to provide assistance with the preparation of its financial statements until a replacement Chief Financial Officer is appointed. Financial Leadership Group is a consulting firm comprised of highly experienced chief financial officers based in Northern California.

(c)           Effective June 2, 2006, Gail S. Page, the Company’s President and Chief Executive Officer will serve as the Company’s interim Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIPHERGEN BIOSYSTEMS, INC.
(Registrant)

Date: May 26, 2006	By:	/S/ GAIL S. PAGE
Gail S. Page
President and Chief Executive Officer